Exhibit 99.1


Section 2.10(b), as amended, reads as follows:

     Proposals, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.10. For shareholder proposals to be included in the Corporation's proxy materials, the shareholder must comply with all the timing and informational requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended ("Exchange Act") (or any successor regulation), whether or not the Corporation's common stock is registered under the Exchange Act. With respect to shareholder proposals to be considered at the annual meeting of shareholders but not included in the Corporation's proxy materials, the shareholder notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than (x) 120 days prior to the anniversary date of the initial mailing of proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or (y), with respect to the first annual meeting of shareholders of the Corporation, which is expected to be held in January 2006, notice must be provided by October 15, 2005. Such shareholder's notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (1) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (3) the class and number of shares of the Corporation's stock which are Beneficially Owned (as defined in Section 3.12 (d) hereof) by the shareholder submitting the notice, by any Person who is Acting in Concert with or who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Section 3.12 (d) hereof), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such proposal on the date the notice is given to the Corporation, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons (if any of the foregoing Persons is a partnership, corporation, limited liability company, association or trust, information shall be provided regarding the name and address of, and the class and number of shares of Corporation stock which are Beneficially Owned (as defined in Section 3.12(d) hereof) by, each partner in such partnership, each director, executive officer and shareholder in such corporation, each member in such limited liability company or association, and each trustee and beneficiary of such trust, and in each case each Person controlling such entity and each partner, director, executive officer, shareholder, member or trustee of any entity which is ultimately in control of such partnership, corporation, limited liability company, association or trust), (4) the identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation, and (5) any material interest of the shareholder in such business.


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Section 3.12(b), as amended, reads as follows:

     Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3.12. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than (x) 120 days prior to the anniversary date of the initial mailing of proxy materials or a notice of the meeting by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or (y), with respect to the first annual meeting of shareholders of the Corporation, which is expected to be held in January 2006, notice must be provided by October 15, 2005. Such shareholder's notice shall set forth (1) the name, age, business address and residence address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) the principal occupation or employment of the shareholder submitting the notice and of each person being nominated; (3) the class and number of shares of the Corporation's stock which are Beneficially Owned (as defined in Section 3.12(d) hereof) by the shareholder submitting the notice, by any Person who is Acting in Concert with or who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Section 3.12(d) hereof), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such nominee(s) on the date the notice is given to the Corporation, by each person being nominated, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons (if any of the foregoing Persons is a partnership, corporation, limited liability company, association or trust, information shall be provided regarding the name and address of, and the class and number of shares of Corporation stock which are Beneficially Owned by, each partner in such partnership, each director, executive officer and shareholder in such corporation, each member in such limited liability company or association, and each trustee and beneficiary of such trust, and in each case each Person controlling such entity and each partner, director, executive officer, shareholder, member or trustee of any entity which is ultimately in control of such partnership, corporation, limited liability company, association or trust); (4) a representation that the shareholder is and will continue to be a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (5) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (6) such other information regarding the shareholder submitting the notice, each nominee proposed by such shareholder and any other Person covered by clause (3) of this paragraph as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, whether or not the Corporation's common stock is registered under the Exchange Act; and (7) the consent of each nominee to serve as a director of the Corporation if so elected. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

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